                                   SUPPLEMENT
                             DATED AUGUST 23, 2006
              TO THE CLASS IA SHARES PROSPECTUS (THE "PROSPECTUS")
                 FOR THE HARTFORD HLS FUNDS, DATED MAY 1, 2006
                         (PREMIER SOLUTIONS SERIES II)

This supplement amends the Prospectus of the Hartford HLS Funds dated May 1,
2006.

MANAGEMENT FEE WAIVER

At a meeting held on August 1-2, 2006, the Board of Directors of Hartford HLS Series Fund II, Inc. (the "Company") approved the continuation of the management agreement between the Company and HL Investment Advisors, LLC ("HL Advisors"), the Hartford LargeCap Growth HLS Fund's (the "Fund") investment manager, and the sub-advisory agreement between HL Advisors and the Fund's sub-adviser. In connection with this approval, HL Advisors agreed to extend a voluntarily waiver of a portion of its management fees with respect to the Fund. Accordingly, the following changes are being made to the Prospectus:

HARTFORD LARGECAP GROWTH HLS FUND

The current voluntary management fee waiver in place for the Fund is being continued. Accordingly, under the heading "Hartford Large Cap Growth HLS Fund, Your Expenses," on page 18 of the Prospectus, footnote 1 to the Shareholder Fees and Annual Operating Expenses table is deleted and replaced with the following:

(1) HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.80% and the total annual operating expenses are 0.86%.

In addition, the footnote to the management fee schedule for Hartford LargeCap Growth HLS Fund listed on page 34 of the Prospectus, under the heading "Management Fees," is deleted and replaced with the following:

(1) HL Advisors has voluntarily agreed to waive 0.10% of its management fees until December 31, 2007.

SHAREHOLDER MEETING

The following paragraphs are inserted before the first full paragraph under the heading "Hartford LargeCap Growth HLS Fund" on page 16 of the Prospectus:

PROPOSED REORGANIZATIONS At a meeting held on August 1-2, 2006, the Board of Directors of Hartford HLS Series Fund II, Inc. unanimously approved on behalf of Hartford Blue Chip Stock HLS Fund ("Blue Chip Fund"), Hartford Capital Opportunities HLS Fund ("Capital Opportunities Fund" or "Acquired Fund"), and Hartford LargeCap Growth HLS Fund ("LargeCap Growth Fund" or "Acquired Fund") the reorganization of the Capital Opportunities Fund with and into the Blue Chip Fund and the reorganization of the LargeCap Growth Fund with and into the Blue Chip Fund (each a "Reorganization," and collectively, the "Reorganizations"). In connection with the Reorganizations, the Blue Chip Fund will be renamed the Hartford LargeCap Growth HLS Fund.

The Board of Directors has called for a Special Meeting of Shareholders of each Acquired Fund (the "Meeting") to be held on or about January 23, 2007, for the purpose of seeking the approval of each Agreement and Plan of Reorganization ("Reorganization Agreement") by the shareholders of the respective Acquired Fund.

If each Reorganization Agreement is approved by the shareholders of the respective Acquired Fund, the Reorganization Agreement contemplates (1) the transfer of all of the assets of the Acquired Fund with and into the Blue Chip Fund in exchange for shares of the Blue Chip Fund having equal net asset value of the Acquired Fund; (2) the assumption by the Blue Chip Fund of all of the liabilities of each Acquired Fund; and (3) the distribution of shares of the Blue Chip Fund to the shareholders of each Acquired Fund in complete liquidation of the Acquired Funds. Each shareholder of an Acquired Fund would receive shares of the Blue Chip Fund having equal net asset value of the shares of the Acquired Fund held by that shareholder as of the closing date of the Reorganizations.

A proxy statement containing detailed information concerning the Reorganizations is expected to be mailed to the Acquired Funds' shareholders in November 2006, and may also be obtained at that time by contacting the Hartford HLS Funds at P.O. Box 2999, Hartford, CT 06104-2999.

 THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.